SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549
                                    ----------

                                     FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 21, 2000



                           DISCOUNT AUTO PARTS, INC.
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          (Exact Name of Registrant as Specified in Its Charter)



           Florida                         001-11276             59-1447420
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(State or Other Jurisdiction of     (Commission File No.)       (IRS Employer
        Incorporation)                                       Identification No.)



4900 Frontage Road, South, Lakeland, Florida                    33815
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(Address of Principal Executive Offices)                      (Zip Code)




Registrant's telephone number, including area code:  (863) 687-9226




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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On November 21, 2000, the Board of Directors of Discount Auto Parts, Inc. (the "Company") declared a dividend distribution of one right (a "Right") for each share of Common Stock, par value $0.01 per share (the "Common Stock") of the Company outstanding at the close of business on December 14, 2000 (the
"Record Date"), pursuant to the terms of a Rights Agreement, dated as of November 21, 2000 (the "Rights Agreement"), between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent. The Rights Agreement also provides, subject to specified exceptions and limitations, that Common Stock issued or delivered after the Record Date will be entitled to and accompanied by Rights. The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, a copy of which (including all exhibits thereto) is filed as Exhibit 4.1 hereto and incorporated herein by this reference. A summary description of the Rights Agreement is set forth in Exhibit C to the Rights Agreement.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired:  None

         (b)      Pro Forma Financial Information:  None

         (c)      Exhibits:

                  Exhibit
                  Number   Exhibit
                  ------   -------

                  4.1               Stockholder Rights Agreement
                                    (including Exhibits thereto)
                                    (filed as Exhibit 4.1 to the Company's
                                    Form 8-A on November 27, 2000
                                    and incorporated by reference herein)

                  99.1 Press Release, dated November 27, 2000 (filed as Exhibit 99.1 to the Company's Form 8-A on November 27, 2000 and incorporated by reference herein)

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        DISCOUNT AUTO PARTS, INC.


                                        By: /s/ Peter J. Fontaine
                                          Name: Peter J. Fontaine
                                         Title: Chairman of the Board and
                                                Chief Executive Officer




Date:   November 27, 2000

                               INDEX TO EXHIBITS


        EXHIBIT
        NUMBER          EXHIBIT
        ------          -------

         4.1            Stockholder Rights Agreement
                        (including Exhibits thereto)
                        (filed as Exhibit 4.1 to the Company's
                        Form 8-A on November 27, 2000
                        and incorporated by reference herein)

         99.1           Press Release, dated November 27, 2000
                        (filed as Exhibit 4.1 to the Company's
                        Form 8-A on November 27, 2000
                        and incorporated by reference herein)